Exhibit 24.2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Albert R. Gamper, Jr.
                                            ------------------------------------
                                            Albert R. Gamper, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Daniel P. Amos
                                            ------------------------------------
                                            Daniel P. Amos

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ John S. Chen
                                            ------------------------------------
                                            John S. Chen

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Anthea Disney
                                            ------------------------------------
                                            Anthea Disney

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ William A. Farlinger
                                            ------------------------------------
                                            William A. Farlinger

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Guy Hands
                                            ------------------------------------
                                            Guy Hands

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Thomas H. Kean
                                            ------------------------------------
                                            Thomas H. Kean

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT

J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Paul G. Morton
                                            ------------------------------------
                                            Paul G. Morton

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Takatsugu Murai
                                            ------------------------------------
                                            Takatsugu Murai

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ William M. O'Grady
                                            ------------------------------------
                                            William M. O'Grady

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Paul N. Roth
                                            ------------------------------------
                                            Paul N. Roth

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a

Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Peter J. Tobin
                                            ------------------------------------
                                            Peter J. Tobin

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Keiji Torii
                                            ------------------------------------
                                            Keiji Torii

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Theodore V. Wells, Jr.
                                            ------------------------------------
                                            Theodore V. Wells, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 for the registration of the Corporation's guarantee of certain additional notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, pursuant to Rule 462(b) under said Act (for the registration of additional securities in connection with the earlier effective registration statements, File Nos. 333-64539 and 333-64539-01, for the same securities), which additional notes and certificates may be issued in an aggregate principal amount of up to $81,850,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $81,850,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT
R. GAMPER, JR., ERNEST D. STEIN, ANNE BEROZA and ROBERT J. INGATO his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 26th day of October, 2000.

                                            /s/ Alan F. White
                                            ------------------------------------
                                            Alan F. White